UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2003

DOMINION HOMES, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-23270	31-1393233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Tuttle Crossing Boulevard, P.O. Box 5000, Dublin, Ohio	43016-5555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 356-5000

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 27, 2003.

Item 9.	Regulation FD Disclosure.

On October 27, 2003, Dominion Homes, Inc., an Ohio corporation (the “Company”), issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the Company’s press release (the “Press Release”) announcing these results is attached as Exhibit 99.1 hereto and is incorporated by reference herein. The information in this report is being furnished under this Item 9 of Form 8-K in accordance with the provisions of Regulation FD (17 CFR §§ 243.100 et seq.)

Item 12.	Results of Operations and Financial Condition.

The Company is also furnishing the information in the Press Release in accordance with Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION HOMES, INC.

By:	/s/ Jon M. Donnell

Jon M. Donnell President and Chief Operating Officer

Date: October 27, 2003

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